Exhibit 10.59

CONTRACT AMENDMENT

BUSINESS:	NewLink Genetics Corporation
MASTER CONTRACT #:	06-54
FUNDING AGREEMENT#	06-HQJC-017
AMENDMENT #:	One
EFFECTIVE DATE:	April 21, 2009

THIS CONTRACT AMENDMENT is made by and between the IOWA DEPARTMENT OF ECONOMIC DEVELOPMENT, (hereafter “Department” or “IDED”), 200 East Grand Avenue, Des Moines, Iowa 50309, an agency of the State of Iowa and NewLink Genetics Corporation (hereafter “Business”), a Delaware corporation, 2901 South Loop Drive, Suite 3900, Ames, Iowa 50010.

WHEREAS, Business, requested by correspondence dated December 8, 2008 an extension of the Project Completion Date from December 31, 2008 to March 18, 2010, and

WHEREAS, the IDED DIRECTOR approved the Business’s request, effective as of the Effective Date stated above, and

NOW, THEREFORE, the Contract referenced above is amended as follows:

1.              REVISION OF ARTICLE 3.1, “PROJECT COMPLETION DATE.”  The definition of “Project Completion Date” in Article 3.1 is amended as follows:

“Project Completion Date” means ~~the date three (3) years from the Award Date~~ March 18, 2010 as stated in Exhibit C, Description of the Project and Award Budget. The Project Completion Date is the date by which all Project activities shall be satisfactorily completed.

2.              REVISION OF HQJC FUNDING AGREEMENT ARTICLE 4.1 “JOB OBLIGATIONS.”
Article 4.1 is amended as follows:

The Business’s Job Obligations are as detailed in Master Contract Exhibit D, “Job Obligations.” The Business shall create the Project Jobs ~~within 3 years (the “Project Creation Period”) of the Effective Date (defined in the Master Contract)~~ by March 18, 2010.  The Business shall maintain the Project Jobs for a period of at least two (2) years beyond the Project Creation Period, for a total contract duration of ~~5~~7 years.

3.              REVISION OF HQJC FUNDING AGREEMENT ARTICLE 4.2 “QUALIFYING INVESTMENT.”  Article 4.2 is amended as follows:

~~Within three (3) years of the Effective Date (as defined in the Master Agreement)~~By March 18, 2010, the Business shall make a qualifying investment of $2,000,000. A “qualifying investment” means an investment in real property including the purchase price of land and existing buildings and structures; site preparation; improvements to real property; building construction; long-term lease costs; and/or depreciable assets.

4.              REVISION OF HQJC FUNDING AGREEMENT ARTICLE 4.5 “ADDITIONAL CONDITIONS.”  Article 4.5 is amended as follows:

Even though the 25,000-28,000 build-to-suit facility is not being included in the project, Newlink Genetics will be required to finalize the lease terms and occupy the facility by ~~December 31, 2008~~ March 18, 2010.  Failure to do so will result in an event of non-compliance and NewLink Genetics will be required to re-pay all or a part of the benefits received through the High Quality Job Creation Program award.

5.              REVISION OF EXHIBIT C, “DESCRIPTION OF THE PROJECT AND AWARD BUDGET.” Exhibit C is amended to revise the Project Completion Date. Details of this change are reflected in the attached Revised Exhibit C which is hereby incorporated by this reference and made a part of this Contract Amendment.

Except as otherwise revised above, the terms, provisions, and conditions of Contract Number 06-54 remain unchanged and are in full force and effect:

FOR BUSINESS:	FOR IDED:

/s/Gordon Link	/s/Vincent C. Lintz
SIGNATURE	SIGNATURE

Gordon Link/CFO	Vincent C. Lintz, Deputy Director
PRINT/TYPE NAME, TITLE	PRINT/TYPE NAME, TITLE

FOR COMMUNITY:

/s/Ann H. Campbell
SIGNATURE

Ann H. Campbell, Mayor
PRINT/TYPE NAME, TITLE

DESCRIPTION OF THE PROJECT AND AWARD BUDGET
(Exhibit C)

Name of Business:	NewLink Genetics Corporation

Contract Number:	06-54

PROJECT DESCRIPTION

NewLink Genetics Corporation will develop a campus for its operations at the ISU Research park in Ames, Iowa. The project involves purchases of manufaturing machinery and equipment and research and development. NewLink Genetics Corp. will create 45 full-time equivelant (FTE) jobs as a result of this project.

Project Completion Date:	~~December 31, 2008~~March 18, 2010
Job Maintenance Period:	~~December 31, 2010~~March 18, 2012

AWARD BUDGET

SOURCE OF FUNDS	Amount		USE OF FUNDS	Cost
IDED Programs
HQJC Program Benefits	*see below		*Mfg Machinery and Equipment	$2,000,000
			Research and Development	$20,000,000
City of Ames	$200,000	Forgivable loan
AEDC	$200,000	Forgivable loan
NewLink Genetics Corp.	$21,600,000

SUB TOTAL	$22,000,000		SUBTOTAL	$22,000,000
	* included as capital investment if aw arded tax credit program

SUB TOTAL	$0		SUB TOTAL	$0
TOTAL ALL FUNDS	$22,000,000			$22,000,000

*HQJC Program Benefits	$414,200 (estimated value)

~~Jan. 06~~Apr. 09